SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  May 23, 2002
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                              IRT PROPERTY COMPANY
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


          Georgia                     1-7859         58-1366611
  ----------------------------     ------------  -------------------
  (State or Other Jurisdiction     (Commission     (IRS Employer
        of Incorporation)          File Number)  Identification No.)


  200 Galleria Parkway, Suite 1400, Atlanta, Georgia        30339
  --------------------------------------------------      ----------
       (Address of Principal Executive Offices)           (Zip Code)


  Registrant's telephone number, including area code     (770) 955-4406
                                                         --------------

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant

     On May 17, 2002, the Board of Directors of IRT Property Company (the "Company"), upon the recommendation of the Company's Audit Committee, approved the replacement of Arthur Andersen LLP as the Company's independent auditors and engaged Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ended December 31, 2002.

     During the fiscal years ended December 31, 2001 and 2000 and through the date of this report, there were and have been no disagreements with Arthur
Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports for such periods.

     The audit reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     None of the reportable events described under Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2001 and 2000 or through the date hereof.

     The Company has provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen LLP's letter, dated May 23, 2002, stating its agreement with such disclosures.

     During the fiscal years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits  and  Financial  Statements.

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 23, 2002.

     99.1  Press  release  dated  May  23,  2002.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IRT  PROPERTY  COMPANY


Date:     May  23,  2002               By:  /s/  James  G.  Levy
                                           --------------------
                                           Name:   James  G.  Levy
                                           Title:  Executive  Vice President and
                                                   Chief  Financial  Officer